UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2020

First Choice Bancorp

(Exact name of registrant as specified in its charter)

California	001-38476	82-2711227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17785 Center Court Drive, N Suite 750 Cerritos, California	90703
(Address of principal executive offices)	(Zip Code)

(562) 345-9092

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	FCBP	Nasdaq Capital Market

Indicate by Check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item. 8.01 Other Events

Effective March 17, 2020, First Choice Bancorp (NASDAQ: FCBP, the “Company”), the holding company for First Choice Bank, suspended its stock repurchase program (the “Repurchase Program”). The Repurchase Program was announced on November 29, 2018 and provided for the repurchase of up to 1.2 million shares of the Company’s outstanding common stock.

As reported in the Company’s Annual Report on Form 10-K for the quarter and year ended December 31, 2019, during the fourth quarter of 2019, the Company repurchased 13,547 shares of its common stock at an average price of $22.80 and a total cost of $309 thousand under the stock repurchase program. For the year ended December 31, 2019, the Company repurchased 429,817 shares at an average price of $21.64 and a total cost of $9.3 million. The remaining number of shares authorized to be repurchased under this program was 733,900 shares at December 31, 2019. From January 1, 2020 through March 16, 2020, the Company repurchased 38,411 shares of its common stock at an average price of $22.35 and a total cost of $858 thousand under the repurchase program. The remaining number of shares authorized to be repurchased under this program was 695,489 shares at March 16, 2020.

The decision to temporarily suspend stock buybacks is in light of the spread of COVID-19 and the systemic threat it poses to the U.S. and global economies. Management made this decision to suspend the Repurchase Program, based upon news reports that members of Congress had voiced concerns about the practice of banks repurchasing shares during an economic crisis. Suspending the Repurchase Program will allow the Company to preserve capital and provide liquidity to meet the credit needs of the Company’s customers, support small businesses and the local economies served by the Bank through lending and other important services.

In accordance with General Instruction B. 2 of Form 8-K, the information in this Item 8.01 of this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information or that Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURE

First Choice Bancorp

Date: March 17, 2020	By:	/s/ Robert M. Franko
	Name:	Robert M. Franko
	Title:	President & Chief Executive Officer